UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota 55102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 19, 2026, Ecolab Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several Underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1,200,000,000 aggregate principal amount of its 4.600% Notes due 2029 (the “2029 Notes”), $900,000,000 aggregate principal amount of its 4.800% Notes due 2031 (the “2031 Notes”), $1,500,000,000 aggregate principal amount of its 5.150% Notes due 2033 (the “2033 Notes”) and $1,400,000,000 aggregate principal amount of its 5.350% Notes due 2036 (the “2036 Notes” and, together with the 2029 Notes, the 2031 Notes and the 2033 Notes, the “Notes”).

On May 29, 2026, the Company completed the offering of the Notes, and the Notes were issued pursuant to the Indenture (the “Base Indenture”), dated January 12, 2015, between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as amended by the Fifteenth Supplemental Indenture, dated May 29, 2026 (the “Fifteenth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. Each of the 2029 Notes, the 2031 Notes, the 2033 Notes and the 2036 Notes is a separate series of debt securities under the Indenture. The Company intends to use the net proceeds from the sale of the Notes to fund the acquisition of Frigeo Holdings LLC (“CoolIT Systems” and such transaction, the “CoolIT Systems Acquisition”) and for general corporate purposes, which may include, without limitation, the repayment of commercial paper or other indebtedness.

The 2029 Notes bear interest at a rate of 4.600% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2026, and will mature on June 15, 2029. The 2031 Notes bear interest at a rate of 4.800% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2026, and will mature on June 15, 2031. The 2033 Notes bear interest at a rate of 5.150% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2026, and will mature on June 15, 2033. The 2036 Notes bear interest at a rate of 5.350% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2026, and will mature on June 15, 2036. The Notes are redeemable at the Company’s option, in whole at any time or in part prior to maturity at the redemption prices specified in the Indenture.

If (i) the CoolIT Systems Acquisition is not completed on or prior to the later of (x) September 16, 2026 or (y) such later date to which the end date under the Agreement and Plan of Merger, dated as of March 20, 2026, by and among Ecolab Inc., Ecolab U.S. 15 LLC, Frigeo Holdings LLC and KKR Frigeo Aggregator L.P. (solely in its capacity as equityholder representative) (the “Merger Agreement”) may be extended in accordance with the terms thereof (such later date, the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Merger Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the completion of the CoolIT Systems Acquisition, the Company will be required to redeem the 2029 Notes, the 2031 Notes and the 2033 Notes (collectively, the “SMR Notes”), at a special mandatory redemption price equal to 101% of the principal amount of the SMR Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding the Special Mandatory Redemption Date (as defined in the Indenture).

Upon the occurrence of certain change of control events with respect to the Notes as described in the Indenture, the Company will be required to offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest to, but excluding, the date of repurchase.

The Indenture contains covenants that limit, among other things, the ability of the Company and its subsidiaries to incur liens on certain properties to secure debt, to engage in sale and leaseback transactions and to transfer certain property, stock or debt of any restricted subsidiary to any unrestricted subsidiary (each as defined in the Indenture).

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-293635) (the “Registration Statement”) under the Securities Act of 1933, as amended, which was filed with the Securities and Exchange Commission (the “SEC”) and became effective on February 23, 2026. The Company has filed with the SEC a prospectus supplement, dated May 19, 2026 together with the accompanying prospectus, dated February 23, 2026, relating to the offering and sale of the Notes.

The above descriptions of the Underwriting Agreement, the Base Indenture, the Fifteenth Supplemental Indenture and the Notes are qualified in their entirety by reference to the Underwriting Agreement, the Base Indenture, the Fifteenth Supplemental Indenture, and the form of 4.600% Notes due 2029, the form of 4.800% Notes due 2031, the form of 5.150% Notes due 2033 and the form of 5.350% Notes due 2036, each of which is incorporated herein by reference and which are included in this Current Report on Form 8-K as Exhibits (1.1), (4.1), (4.2), (4.3), (4.4), (4.5) and (4.6), respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
(1.1)	Underwriting Agreement, dated as of May 19, 2026, among Ecolab Inc. and Citigroup Global Markets Inc., Barclay Capitals Inc., BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.	Filed herewith.

(4.1)	Indenture, dated January 12, 2015, between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association).	Incorporated by reference to the Current Report on Form 8-K filed by Ecolab Inc. with the SEC on January 15, 2015.

(4.2)	Fifteenth Supplemental Indenture, dated as of May 29, 2026, between Ecolab Inc. and Computershare Trust Company, N.A.	Filed herewith.

(4.3)	Form of 4.600% Notes due 2029.	Included in Exhibit (4.2) above.

(4.4)	Form of 4.800% Notes due 2031.	Included in Exhibit (4.2) above.

(4.5)	Form of 5.150% Notes due 2033.	Included in Exhibit (4.2) above.

(4.6)	Form of 5.350% Notes due 2036.	Included in Exhibit (4.2) above.

(5.1)	Opinion of McGuireWoods LLP.	Filed herewith.

(23.1)	Consent of McGuireWoods LLP.	Included in Exhibit (5.1) above.

(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: May 29, 2026	By:	/s/ Youhao Dong
Name: Youhao Dong
Title: Assistant Secretary